CHCT: Positioned for Renewed Growth CHCT LISTED NYSE August 2026 INVESTOR PRESENTATION Exhibit 99.3

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the use of forward-looking terminology such as "believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” "outlook," "continue," "projects," "target," “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, future priorities, expected acquisitions or dispositions, expected returns, expected occupancy, or other expectations or intentions. These statements are based on management’s current expectations and beliefs and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those described herein. Such factors include, but are not limited to, those described under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. No forward-looking statement should be relied upon as a guarantee of future performance. Community Healthcare Trust Incorporated undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Forward-Looking Statements This presentation includes certain non-GAAP financial measures, including Funds from Operations (FFO), as defined by NAREIT, Adjusted Funds from Operations (AFFO), AFFO Payout Ratio, Funds Available for Distribution (FAD), EBITDAre, Adjusted EBITDAre, Adjusted EBITDAre Annualized, Net Operating Income (NOI), and Annualized NOI. These measures are not prepared in accordance with U.S. generally accepted accounting principles (GAAP) and should not be considered as alternatives to, or more meaningful than, net income as determined in accordance with GAAP. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies. Please refer to the Appendix and the Company’s SEC filings for reconciliations to the most directly comparable GAAP measures. A reconciliation of the forward-looking Annualized NOI cannot be provided without unreasonable effort because the Company is unable to reasonably predict certain items contained in the GAAP measure. Such items include, but are not limited to, impairment on depreciated real estate assets, net gain or loss on sale of real estate assets, stock-based compensation, and provision for credit loss reserves. These items are uncertain, depend on various factors and could have a material impact on the Company's GAAP results. Non-GAAP Financial Measures Disclosures Community Healthcare Trust Page 2

• $1.25B portfolio: 197 properties covering 4.5M sq. ft. across 36 states, diversified by asset type, operator, and geography • Proprietary sourcing from two decades of operator relationships drives 9%-10% acquisition yields • Conservative balance sheet: 6.0x leverage, 100% unsecured debt with no encumbered assets and no maturities before 2028 COMPANY AT-A-GLANCE $1.25B Gross Real Estate Investments 4.5M Square Feet $101.4M Annualized NOI Diversified healthcare portfolio delivering high-quality, cost-effective care convenient to patients in non-urban markets Community Healthcare Trust Page 3

Repositioning for Enhanced Growth CHCT is enhancing its capital allocation policy to focus on acquisitions, redevelopment, occupancy growth and operating improvements designed to drive long-term shareholder value. Community Healthcare Trust Page 4

Rightsizing the Dividend to Fund Growth

Quarterly dividend reset from $0.48/share to $0.33/share

Increases retained capital available to fund acquisitions, portfolio reinvestment and operating improvements.

Dividend Reset	Retained Capital	Redeployed at
$0.48→$0.33	**$25–30M**	**9–12%**
Per share	Over 24 months	Expected yields

KEY STRATEGIC PRIORITIES FOR THE NEXT 18-24 MONTHS

Occupancy Improvement

- Improve leased occupancy to 92%
- More than 100,000 sq.ft. of new leases YTD – greater than full year 2025

Drive Portfolio NOI

Portfolio Reinvestment

- Pursue redevelopment and spec suite investments
- 9–12% yields on redevelopment capital

Upgrade the Portfolio

Strategic Capital Recycling

- $70M+ marketed disposition pipeline
- Proceeds recycled into 9%+ acquisitions — no new equity

Additional Source of Funding

Acquisition Growth

- $99M pipeline under contract with more available for evaluation
- Expected yields of 9–10% with ~2.5% escalators

High-Quality Investments

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Dividend Rightsizing Supports an Attractive Yield and Long-Term Growth DIVIDEND YIELD — CHCT VS. HEALTHCARE REIT PEERS A Stronger Capital Allocation Framework Even after the dividend reset, CHCT’s yield remains above healthcare REIT peers. 7.2% 6.2% CHCT(1) Peer Avg.(2) 60% AFFO Payout 71% AFFO Payout Attractive Yield Annual dividend of $1.32/share Yield of 7.2% at constant price Improved Coverage AFFO payout ratio: 87% 60% Growth Capital $25-30M retained over 24 months Supports acquisitions and redevelopment Community Healthcare Trust Page 6(1) CHCT dividend yield calculated at new $0.33 quarterly dividend and CHCT’s 6/30/26 share price of $18.28. AFFO payout ratio is calculated as total dividends paid as a percentage of AFFO. (2) Simple average of select healthcare REIT peers based on SNL FY2026E consensus dividend and 6/30/26 closing share price; list includes DOC, HR, MPT and XRN

A Clear Path from 89.8% to 92% Leased Occupancy EXPECTED IMPACT 89.8% 92.0% Leased Occupancy $101M $107M Annualized NOI +$6M NOI Upside PORTFOLIO OPTIMIZATION PRIORITIES Target High-Opportunity Assets Top markets represent 105,000 sq.ft. of available space Accelerate Leasing Execution Expanded asset management, leasing and construction teams driving retention and new leasing Community Healthcare Trust Page 7 LEASED OCCUPANCY BRIDGE (%) 89.8% Q2 2026 0.7% 2026 Budget 1.5% Identified Pipeline & New Leases 92.0% Target Occupancy Reinvestment Recycling Acquisitions

Portfolio Reinvestment Generates Attractive Incremental Returns VHC Surgery Center Phoenix, AZ Complete $3,300 9.3% Outpatient Surgery Center Desert Mountain Health Phoenix, AZ Complete $5,300 12.1% Behavioral Specialty Facility Ochsner Behavioral Health Lafayette, LA Complete $15,900 10.6% Acute Inpatient Behavioral Accanto Health Aurora, OH In Process $4,000 9%+ Behavioral Specialty Facility Property Market Status Restoration Cost* Yield on Cost Type * $ in 000s Community Healthcare Trust Page 8 Occupancy Reinvestment Recycling Acquisitions

Occupancy | Reinvestment | **Recycling** | Acquisitions

Capital Recycling Funds Growth Without Dilution

Selective dispositions partially fund the growth pipeline — recycling capital out of non-core assets and into 9%+ yield acquisitions, without issuing new equity.

COMPLETED SALE DETAIL

PERIOD	ASSETS	NET PROCEEDS
2025	5	$32.9M
2026 YTD	2	$5.6M
TOTAL	**7**	**$38.5M**

SELL
$70M+
Marketed disposition pipeline

REDEPLOY
$99M
Acquisition pipeline under definitive agreement

GROW
9–10%
Expected initial yields on redeployed capital

Proceeds fund the pipeline → New assets grow NOI → Portfolio quality improves

Community Healthcare Trust Page 9

A Clear Path Back to Acquisition- Led Growth Starting with $99M Already Under Contract ANNUAL ACQUISITION VOLUME ($M) — 2015 TO 2025 PIPELINE HIGHLIGHTS • $99M under definitive agreement • Four newly developed inpatient rehabilitation facilities • 9% - 10% expected initial yields • Growth funded with retained capital and asset recycling Community Healthcare Trust Page 10 2026+ 0 20 40 60 80 100 120 140 160 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Occupancy Reinvestment Recycling Acquisitions

BALANCE SHEET SNAPSHOT A Conservative Balance Sheet With Flexibility to Fund Growth CAPITAL ALLOCATION SEQUENCE • 6.0x net debt/adjusted EBITDAre annualized • 3.0x fixed charge coverage • Over $115M of current available liquidity NEAR-TERM MEDIUM-TERM LONG-TERM Fund Signed Pipeline Execute without dilution Maintain Flexibility Preserve balance sheet strength Scale Growth Resume historical acquisition cadence Community Healthcare Trust Page 11 NO MATURITIES BEFORE MARCH 2028 0 100 200 300 2026 2027 2028 2029 2030 $125M $285M $150M Term Loan Term Loan Revolver $0$0

The Right Team in Place to Execute CHCT’s Growth Strategy Expanded, dedicated Asset Management, Leasing, and Construction teams to proactively drive portfolio performance Miles Frazier Assistant VP, Construction ASSET MANAGEMENT, LEASING, AND CONSTRUCTION LEADERSHIP Moni J. Cook Assistant VP, Asset Management Mark Kearns SVP, Asset Management Brandon Preston Assistant VP, Leasing & Business Dev. David H. Dupuy Board Member, CEO & President 7 years with CHCT Bill Monroe EVP & Chief Financial Officer 3 years with CHCT Leigh Ann Stach EVP & Chief Accounting Officer 11 years with CHCT EXECUTIVE TEAM Community Healthcare Trust Page 12

Company Overview Community Healthcare Trust Page 13 Prairie Star, Shawnee, KS

Q2 2026 Update METRIC Q2 2026 Q2 2025 Y-o-Y Revenue $31.2 $29.1 +7% AFFO / Share $0.56 $0.50 +12% FFO / Share $0.48 $0.23 n/a FAD $13.0 $11.3 +15% Portfolio Occupancy 89.8.% 90.7% -1% Debt/Total Capitalization 43.9% 41.6% +6% KEY OPERATING & FINANCIAL METRICS (Millions except per share) Community Healthcare Trust Page 14 HIGHLIGHTS • Dividend reset positions CHCT for enhanced growth • Leasing +100,000 sq.ft. new signed leases YTD • Acquisition pipeline remains robust at $99M • Earnings steady with AFFO/sh $0.56

Disciplined Investment Strategy Drives Sustainable Growth A REPEATABLE VALUE-CREATION ENGINE Selective Sourcing • Extensive, established referral relationships • Off-market properties • Limited competition Disciplined Underwriting • Market selection • Tenant creditworthiness • Asset quality • Return thresholds Active Asset Management • Rent escalators • Portfolio optimization • Internal property management oversight Capital Recycling & Reinvestment • Strategic asset sales • Redeployment of capital • Support for future growth FOUNDATION Diversified and stable portfolio Conservative balance sheet with low debt-to-capitalization ratios Experienced management team aligned with long-term growth and profitability incentives Favorable healthcare demand trends driven by aging and shift to outpatient care Community Healthcare Trust Page 15

Multi-Year Tailwinds Support Healthcare Real Estate

AGING DEMOGRAPHICS

The US 65+ population is growing 5x faster than the rest of the population

~21% of U.S. population by 2030

- U.S. Census Bureau, 2020



MIGRATION TO OUTPATIENT CARE

Care shifting to lower-cost outpatient settings

Providers and payors continue shifting care to outpatient settings across multiple specialties

- American Hospital Assoc. and Nuveen RE research 2024-2025



LIMITED NEW SUPPLY

High costs and constrained development limit new supply of healthcare facilities

~93% Sector Occupancy

- Revista and industry reports, latest data available



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A Diversified Portfolio by Property Type, Tenant and Geography No single property type, tenant or market defines the portfolio. Community Healthcare Trust Page 17 197 Properties 36 States 325 Tenants 7.1% Largest tenant Top 3 = 18.3% PROPERTY TYPE (% OF ABR) TENANT BASE (% OF ABR) GEOGRAPHY (% OF ABR) 35.0% Medical Office Building 25.7% All Others* 23.2% Inpatient Rehabilitation 16.1% Acute Inpatient Behavioral US Healthvest 7.1% Lifepoint Health 6.3% PAM Health 4.9% Assurance Health 2.9% Summit Behavioral Healthcare 2.8% Florida 14.5% Texas 14.1% Ohio 9.6% Illinois 9.5% Pennsylvania 5.8% States 6-10 17.3% • Note: Annualized Base Rent (ABR) defined as stabilized base rent for leases in place at the end of the period multiplied by 12. • “All Others” includes specialty centers, physician clinics, surgical centers and hospitals, behavioral specialty facilities, and long-term acute care hospitals. All other states 29.2% Tenants 6-10 11.8% All Other Tenants 64.2% Data as of June 30, 2026

LEASE EXPIRATION SCHEDULE (% OF ABR) Lease Maturity Profile Supports Stable Cash Flow Long-duration leases and a well- laddered lease-expiration schedule 7.2 Yrs Weighted Average Lease Term 89.8% Portfolio Leased Q2 2026 65.7% ABR Beyond 5 Years <10% Largest Annual Maturity Next 4 Years 2.6% 2026 8.1% 2027 8.4% 2028 8.9% 2029 6.1% 2030 12.3% 2031 3.5% 2032 1.7% 2033 8.4% 2034 7.8% 2035 32.0% 2036+ Data as of June 30, 2026 Community Healthcare Trust Page 18

An Independent, Shareholder-First Board With Strong Governance and Experience KEY GOVERNANCE PROVISIONS • Annual election of all board members. • Opted out of Maryland anti-takeover provisions and restrictions in place to prevent future opt-in • Insiders do not control enough votes to veto a merger or business combination • Only one non-independent director (Mr. Dupuy) • Stockholder proxy access for director nominations • Management compensation aligned with shareholder interests Community Healthcare Trust Page 19 Bob Hensley Audit Committee Chair Senior Advisor, Alvarez & Marsal; Former Partner — Arthur Andersen & Ernst & Young; serves on several private company boards Claire Gulmi Compensation Committee Chair Retired EVP & CFO — Envision Healthcare; Former EVP & CFO — AmSurg Corp; Former CFO — Jacques-Miller Inc. (real estate) R. Lawrence Van Horn ESG Committee Chair Professor of Economics & Management Emeritus, Vanderbilt University; Board Chair: Savida Health, Advanced Behavioral Solutions Cathrine Cotman Board Member Former SVP Corporate Real Estate — LPL Financial; Former Senior Managing Director — Newmark Knight Frank; Former Global Alliance Director — Cresa Global Alan Gardner Chairman Former MD, Healthcare Group — Bank of America Securities; Head of Healthcare Banking — Fleet Boston Financial; Senior RM, Wells Fargo Healthcare Dave Dupuy Board Member President & CEO - CHCT

A Proven Platform and Clear Path to Growth • Differentiated healthcare platform benefits from long-standing healthcare operator relationships that support proprietary sourcing in smaller, non-urban healthcare facilities. • $99 million of identified acquisitions position CHCT to resume external growth at expected yields of above 9%. • Embedded upside from acquisitions, leasing, and asset optimization initiatives. Community Healthcare Trust Page 20 A repositioned healthcare REIT with stronger fundamentals and multiple drivers for long-term growth and value creation • Consistent cash flows supported by long duration leases and well-laddered lease expiration schedule. • Well-diversified portfolio with 197 properties in 36 states; attractive markets and property types. • Conservative balance sheet and liquidity provide flexibility to pursue strategic growth.

Appendix Community Healthcare Trust Page 21

CHCT LISTED NYSE CORPORATE HEADQUARTERS CONTACT Community Healthcare Trust, Inc. 3326 Aspen Grove Drive, Suite 150 Franklin, TN 37067 Bill Monroe Chief Financial Officer 615-771-3052